COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2021 (Unaudited)

		Shares	Value
COMMON STOCK	83.8%
COMMUNICATIONS—TOWERS	12.3%
American Tower Corp.		93,164	$22,271,786
Crown Castle International Corp.		73,229	12,604,908
SBA Communications Corp.		34,096	9,463,345

			44,340,039

REAL ESTATE	71.5%
DATA CENTERS	7.5%
CyrusOne, Inc.		132,328	8,961,252
Digital Realty Trust, Inc.		34,948	4,922,076
Equinix, Inc.		19,298	13,114,728

			26,998,056

HEALTH CARE	13.3%
Healthcare Trust of America, Inc., Class A		173,570	4,787,061
Healthpeak Properties, Inc.		428,640	13,605,033
Medical Properties Trust, Inc.		262,070	5,576,850
Ventas, Inc.		233,139	12,435,634
Welltower, Inc.		163,060	11,679,988

			48,084,566

HOTEL	3.0%
DiamondRock Hospitality Co.(a)		229,182	2,360,575
Host Hotels & Resorts, Inc.		503,390	8,482,121

			10,842,696

INDUSTRIALS	9.2%
Americold Realty Trust		145,497	5,597,270
BG LLH LLC (Lineage Logistics)(b)		21,740	1,563,758
Duke Realty Corp.		295,214	12,378,323
Prologis, Inc.(c)		128,707	13,642,942

			33,182,293

NET LEASE	8.9%
Broadstone Net Lease, Inc., Class A		84,142	1,539,798
NETSTREIT Corp.(c)		153,465	2,837,568
Spirit Realty Capital, Inc.		152,906	6,498,505
VEREIT, Inc.		231,058	8,923,460
VICI Properties, Inc.		437,321	12,349,945

			32,149,276

		Shares	Value
OFFICE	0.7%
Kilroy Realty Corp.		36,690	$2,407,965

RESIDENTIAL	13.1%
APARTMENT	7.5%
Apartment Income REIT Corp.		111,415	4,764,105
Essex Property Trust, Inc.		28,451	7,734,120
Mid-America Apartment Communities, Inc.		20,557	2,967,609
UDR, Inc.		270,447	11,861,805

			27,327,639

MANUFACTURED HOME	3.0%
Sun Communities, Inc.		72,048	10,810,082

SINGLE FAMILY	2.6%
Invitation Homes, Inc.		292,681	9,362,865

TOTAL RESIDENTIAL			47,500,586

SELF STORAGE	7.7%
Extra Space Storage, Inc.		80,120	10,619,906
Public Storage		69,499	17,149,573

			27,769,479

SHOPPING CENTERS—REGIONAL MALL	3.6%
Simon Property Group, Inc.		115,279	13,115,292

SPECIALTY	1.2%
Lamar Advertising Co., Class A		46,505	4,367,750

TIMBER	3.3%
Weyerhaeuser Co.		332,245	11,827,922

TOTAL REAL ESTATE			258,245,881

TOTAL COMMON STOCK (Identified cost—$211,194,713)			302,585,920

PREFERRED SECURITIES—$25 PAR VALUE	10.5%
BANKS	0.5%
GMAC Capital Trust I, 5.983% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(d)		35,000	891,800
JPMorgan Chase & Co., 5.75%, Series DD(e)		25,000	677,750
Wells Fargo & Co., 4.75%, Series Z(e)		18,400	469,752

			2,039,302

ELECTRIC	0.1%
DTE Energy Co., 5.25%, due 12/1/77, Series E		12,000	313,080

		Shares	Value
FINANCIAL—INVESTMENT BANKER/BROKER	0.1%
Morgan Stanley, 6.375% to 10/15/24, Series I(e),(f)		15,000	$424,800

PIPELINES	0.2%
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(e),(f)		27,235	651,189

REAL ESTATE	9.6%
DATA CENTERS	0.6%
Digital Realty Trust, Inc., 6.625%, Series C(e)		29,225	740,853
Digital Realty Trust, Inc., 5.85%, Series K(e)		19,588	543,959
Digital Realty Trust, Inc., 5.20%, Series L(e)		10,175	271,164
QTS Realty Trust, Inc., 7.125%, Series A(e)		27,648	773,038

			2,329,014

DIVERSIFIED	1.7%
Armada Hoffler Properties, Inc., 6.75%, Series A(e)		53,000	1,404,500
Colony Capital, Inc., 7.15%, Series I(e)		49,794	1,254,809
Colony Capital, Inc., 7.125%, Series J(e)		21,666	548,583
EPR Properties, 5.75%, Series G(e)		22,541	568,033
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(e)		17,289	973,717
National Retail Properties, Inc., 5.20%, Series F(e)		25,345	648,832
Urstadt Biddle Properties, Inc., 5.875%, Series K(e)		25,000	619,000

			6,017,474

HEALTH CARE	0.1%
Diversified Healthcare Trust, 5.625%, due 8/1/42(c)		13,743	317,463

HOTEL	1.3%
Hersha Hospitality Trust, 6.50%, Series D(e)		23,937	581,429
Hersha Hospitality Trust, 6.50%, Series E(e)		10,348	251,353
Pebblebrook Hotel Trust, 6.30%, Series F(e)		28,944	701,892
RLJ Lodging Trust, 1.95%, Series A(e)		19,675	546,178
Summit Hotel Properties, Inc., 6.45%, Series D(e)		26,000	656,240
Summit Hotel Properties, Inc., 6.25%, Series E(e)		41,105	1,009,128
Sunstone Hotel Investors, Inc., 6.95%, Series E(e)		32,000	809,600

			4,555,820

INDUSTRIALS	1.2%
Monmouth Real Estate Investment Corp., 6.125%, Series C(e)		65,000	1,652,300
PS Business Parks, Inc., 5.20%, Series W(e)		9,000	233,820
PS Business Parks, Inc., 5.20%, Series Y(e)		18,000	473,400
Rexford Industrial Realty, Inc., 5.875%, Series A(e)		41,973	1,060,654
Rexford Industrial Realty, Inc., 5.625%, Series C(e)		29,000	763,280

			4,183,454

		Shares	Value
NET LEASE	0.6%
Spirit Realty Capital, Inc., 6.00%, Series A(e)		47,667	$1,256,025
VEREIT, Inc., 6.70%, Series F(e)		43,123	1,087,131

			2,343,156

OFFICE	0.9%
Brookfield Property Partners LP, 5.75%, Series A(e)		43,926	1,090,683
City Office REIT, Inc., 6.625%, Series A(e)		20,543	534,323
SL Green Realty Corp., 6.50%, Series I(e)		24,394	629,853
Vornado Realty Trust, 5.70%, Series K(e)		19,831	500,535
Vornado Realty Trust, 5.25%, Series N(e)		20,000	512,800

			3,268,194

RESIDENTIAL	1.2%
APARTMENT	0.1%
Centerspace, 6.63%, Series C(e)		19,695	521,327

MANUFACTURED HOME	0.2%
UMH Properties, Inc., 6.75%, Series C(e)		32,000	819,840

SINGLE FAMILY	0.9%
American Homes 4 Rent, 6.50%, Series D(e)		23,911	605,187
American Homes 4 Rent, 6.35%, Series E(e)		36,927	936,469
American Homes 4 Rent, 5.875%, Series F(e)		19,063	492,588
American Homes 4 Rent, 5.875%, Series G(e)		11,645	302,537
American Homes 4 Rent, 6.25%, Series H(e)		24,838	668,142

			3,004,923

TOTAL RESIDENTIAL			4,346,090

SELF STORAGE	0.2%
National Storage Affiliates Trust, 6.00%, Series A(e)		30,031	793,419

SHOPPING CENTERS	1.8%
COMMUNITY CENTER	1.6%
Cedar Realty Trust, Inc., 6.50%, Series C(e)		15,000	342,450
Saul Centers, Inc., 6.125%, Series D(e)		32,400	832,356
Saul Centers, Inc., 6.00%, Series E(e)		23,000	595,700
SITE Centers Corp., 6.375%, Series A(e)		44,952	1,159,761
SITE Centers Corp., 6.25%, Series K(e)		116,702	2,959,563

			5,889,830

REGIONAL MALL	0.2%
Brookfield Property REIT, Inc., 6.375%, Series A(e)		23,000	568,790

		Shares	Value
Pennsylvania REIT, 7.20%, Series C(e)		10,050	$89,043

			657,833

TOTAL SHOPPING CENTERS			6,547,663

TOTAL REAL ESTATE			34,701,747

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$36,563,550)			38,130,118

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	3.6%
BANKS	1.6%
Bank of America Corp., 6.10% to 3/17/25, Series AA(e),(f)		$217,000	241,021
Bank of America Corp., 6.25% to 9/5/24, Series X(e),(f)		640,000	708,572
Citigroup, Inc., 5.95% to 1/30/23(e),(f)		430,000	451,282
Citigroup, Inc., 5.95% to 5/15/25, Series P(e),(f)		400,000	432,000
Citigroup, Inc., 6.25% to 8/15/26, Series T(e),(f)		430,000	492,350
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(e),(f)		510,000	558,594
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(e),(f)		640,000	687,382
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(e),(f)		930,000	1,003,326
Regions Financial Corp., 5.75% to 6/15/25, Series D(e),(f)		200,000	220,750
Wells Fargo & Co., 3.90% to 3/15/26(e),(f)		720,000	727,578
Wells Fargo & Co., 5.875% to 6/15/25, Series U(e),(f)		400,000	441,400

			5,964,255

BANKS—FOREIGN	1.1%
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(e),(f),(g)		600,000	666,284
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(e),(f),(g),(h)		500,000	521,005
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(e),(f),(g),(i)		700,000	759,877
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)(e),(f),(g)		500,000	512,985
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(e),(f),(g),(i)		600,000	703,950
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(e),(f),(g),(i)		600,000	659,451

			3,823,552

FINANCIAL—INVESTMENT BANKER/BROKER	0.3%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(e),(f)		1,250,000	1,271,625

		Principal Amount	Value
INSURANCE—PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(f),(h)		$606,000	$678,614

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(e),(f)		275,000	268,620

REAL ESTATE	0.3%
HEALTH CARE	0.0%
Welltower, Inc., 2.80%, due 6/1/31		70,000	69,728

RETAIL—FOREIGN	0.3%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(f),(i)		900,000	937,530

TOTAL REAL ESTATE			1,007,258

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$12,717,262)			13,013,924

CORPORATE BONDS	0.7%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.875%, due 2/15/27		300,000	307,035

REAL ESTATE	0.6%
HEALTH CARE	0.1%
Diversified Healthcare Trust, 9.75%, due 6/15/25		300,000	339,975
Sabra Health Care LP, 4.80%, due 6/1/24		200,000	217,913

			557,888

INDUSTRIALS	0.3%
Retail Properties of America, Inc., 4.75%, due 9/15/30		1,000,000	1,060,398

NET LEASE	0.1%
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144A(i)		244,000	246,428

SHOPPING CENTERS—REGIONAL MALL	0.1%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144A(i)		250,000	257,844

TOTAL REAL ESTATE			2,122,558

		Principal Amount	Value
TELECOMMUNICATION	0.0%
QualityTech LP/QTS Finance Corp., 3.875%, due 10/1/28, 144A(c),(i)		$150,000	$149,437

TOTAL CORPORATE BONDS (Identified cost—$2,431,965)			2,579,030

		Shares
SHORT-TERM INVESTMENTS	1.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%(j)		3,831,563	3,831,563

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,831,563)			3,831,563

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$266,739,053)	99.7%		360,140,555
WRITTEN OPTION CONTRACTS	(0.0)		(120,326)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3		1,116,166

NET ASSETS (Equivalent to $13.75 per share based on 26,256,065 shares of common stock outstanding)	100.0%		$361,136,395

Exchange-Traded Option Contracts
Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Call — Simon Property Group, Inc.	$115.00	5/21/2021	(57)	$(648,489)	$(29,016)	$(35,055)
Call — Simon Property Group, Inc.	130.00	5/21/2021	(69)	(785,013)	(26,734)	(13,800)
Call — Simon Property Group, Inc.	120.00	6/18/2021	(7)	(79,639)	(2,637)	(4,326)
Call — Welltower, Inc.	70.00	4/16/2021	(108)	(773,604)	(23,648)	(28,620)
Call — Welltower, Inc.	77.50	5/21/2021	(104)	(744,952)	(15,650)	(12,480)
Call — Weyerhaeuser Co.	39.00	5/21/2021	(215)	(765,400)	(8,915)	(11,825)
Put — Boston Properties, Inc.	85.00	5/21/2021	(74)	(749,324)	(17,693)	(3,330)
Put — Equinix, Inc.	630.00	5/21/2021	(11)	(747,549)	(17,984)	(10,890)
			(645)	$(5,293,970)	$(142,277)	$(120,326)

Glossary of Portfolio Abbreviations

FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non-income producing security.
(b)

Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937 ($62.50 per share). Security value is determined based on significant unobservable inputs (Level 3).

(c)	All or a portion of the security is pledged in connection with written option contracts. $2,513,372 in aggregate has been pledged as collateral.
(d)	Variable rate. Rate shown is in effect at March 31, 2021.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)	Security converts to floating rate after the indicated fixed-rate coupon period.
(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $3,823,552 or 1.1% of the net assets of the Fund.

(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,199,619 which represents 0.3% of the net assets of the Fund, of which 0.0% are illiquid.

(i)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $3,714,517 which represents 1.0% of the net assets of the Fund, of which 0.0% are illiquid.

(j)	Rate quoted represents the annualized seven-day yield.
(k)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$33,182,293	$31,618,535	$—	$1,563,758	(a)
Other Industries	269,403,627	269,403,627	—	—
Preferred Securities—$25 Par Value	38,130,118	38,130,118	—	—
Preferred Securities—Capital Securities	13,013,924	—	13,013,924	—
Corporate Bonds	2,579,030	—	2,579,030	—
Short-Term Investments	3,831,563	—	3,831,563	—

Total Investments in Securities(b)	$360,140,555	$339,152,280	$19,424,517	$1,563,758

Written Option Contracts	$(120,326)	$(120,326)	$—	$—

Total Derivative Liabilities(b)	$(120,326)	$(120,326)	$—	$—

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock— Real Estate— Industrials
Balance as of December 31, 2020	$1,307,081
Purchases	24,833
Change in unrealized appreciation (depreciation)	231,844

Balance as of March 31, 2021	$1,563,758

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $231,844.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrials	$ 1,563,758	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple Liquidity Discount	23.2x 15%	Increase Decrease

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts activity for the three months ended March 31, 2021:

Written Option Contracts
Average Notional Amount(a)	$6,119,917

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.